UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2011

Dynastar Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-144596	26-0482524
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)
c/o Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
 (Address of principal executive offices, including zip code)

(212) 400-6900
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01                      Other Events.

On November 2, 2011 (the “Effective Date”), FINRA approved the change of our OTC Bulletin Board trading symbol from “MEDD” to “DYNA.”  Pursuant to FINRA procedures, our trading symbol for the 30 business days after the Effective Date will be “MEDDD.”  The “D” will be removed in 30 business days from the Effective Date and the new symbol will become “DYNA.”

On the Effective Date, FINRA also approved our previously announced name change to Dynastar Holdings, Inc. and our previously announced 40.25 for 1 (Forty 25/100 for One) forward stock split in the form of a dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynastar Holdings, Inc.

Date: November 3, 2011	By:	/s/ Kenneth Spiegeland
	Name:	Kenneth Spiegeland
	Title:	Chief Executive Officer (Interim)